Exhibit 10.1 JOHN BEAN TECHNOLOGIES CORPORATION EXECUTIVE SEVERANCE PAY PLAN Amended and Restated as of February 22, 2023 1 ARTICLE 1 PURPOSE AND TERM OF PLAN 1.1 Purpose of the Plan. The John Bean Technologies Corporation Executive Severance Pay Plan (the “Plan”), as set forth herein, is sponsored by John Bean Technologies Corporation (“Sponsor”) and is intended to ease financial hardships which may be experienced by the CEO or Employees of Sponsor whose employment is terminated involuntarily other than as a result of a Change in Control or pursuant to Section 2.5 and who are not otherwise entitled to severance pursuant to an agreement by and between Sponsor and the Employee. The Plan is not intended to be an “employee pension benefit plan” or “pension plan” as those terms are defined in Section 3(2) of ERISA. Rather, the Plan is intended to constitute the type of arrangement identified as a “severance pay arrangement” within the meaning of Section 3(2)(B)(i) of ERISA, as further elaborated by regulations promulgated by the Secretary of Labor at Title 29, Code of Federal Regulations, § 2510.3-2(b), which is subject to ERISA. No Employee shall have a vested right to such Benefits. The Benefits paid by the Plan are not intended to constitute deferred compensation and as such, it is intended that the Plan be exempt from Code Section 409A. It is further intended that any benefit paid under the Plan be excluded from the benefit-generating or contribution- generating base of any tax-qualified or nonqualified deferred compensation plan or arrangement sponsored or maintained by Sponsor, unless the documents setting forth such plan or arrangement specifically state otherwise. 1.2 Term of the Plan. The Plan shall be effective, as amended and restated, May 15, 2020, and will continue until Sponsor, acting in its sole discretion, elects to amend, modify, or terminate the Plan. ARTICLE 2 DEFINITIONS 2.1 “Base Salary” means the current base salary or wages paid to a Participant, on a monthly basis, as of the Employee’s Employment Termination Date. Base Salary shall not include performance, incentive or other bonuses; commissions; Sponsor contributions to Social Security; benefits payable under, or Sponsor contributions to, any retirement or other plan of deferred compensation; or the value of any fringe benefits provided by Sponsor. Notwithstanding anything in this Plan to the contrary, temporary reductions in base salary or wages shall be disregarded for purposes of calculating an Employee’s Base Salary for purposes of this Plan. 2.2 “Benefit” means the amount that a Participant is entitled to receive pursuant to Section 4.1 of the Plan. 2.3 “Board” means the Board of Directors of John Bean Technologies Corporation. 2.4 “Code” shall mean the Internal Revenue Code of 1986, as amended. 2 2.5 “Disqualifying Event” means the (a) Employee’s willful and continued failure to substantially perform the Employee’s employment duties in any material respect (other than any such failure resulting from physical or mental incapacity or occurring after issuance by the Employee of a Notice of Termination for Good Reason, as applicable), after a written demand for substantial performance is delivered to the Employee that specifically identifies the manner in which Sponsor believes the Employee has failed to perform the Employee’s duties, and after the Employee has failed to resume substantial performance of the Employee’s duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) Employee’s material breach of any restrictive covenant applicable to the Employee; (c) Employee’s willful engaging in conduct that is or is reasonably likely to be demonstrably injurious to the business or reputation of Sponsor or a subsidiary; (d) Employee’s having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law; (e) Employee’s willful commission of an act of dishonesty, fraud or misappropriation against Sponsor or a subsidiary or any customer, employee or vendor of Sponsor or a subsidiary; or (f) Employee’s willful breach of his fiduciary duty to Sponsor or a subsidiary. 2.6 “Employee” means an individual eligible to participate in the Plan in accordance with section 3.1. 2.7 “Employment Termination Date” means the date on which the employment relationship between the Employee and Sponsor is involuntarily terminated and the Employee experiences a “separation from service” as such term is defined under Code Section 409A. In no event shall an Employee be considered to have involuntarily terminated his or her employment or to have experienced an Employment Termination Date for the purposes of the Plan if his or her employment with Sponsor is terminated due to (a) Employee’s voluntary cessation of employment (with or without notice); (b) Employee’s death or Disability (as such term is defined under Code Section 409A); or (c) any of the reasons specified in Section 2.5. 2.8 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. 2.9 “Named Fiduciary” means Sponsor and the Plan Administrator. Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations as are specifically given such Named Fiduciary under the Plan. Any Named Fiduciary, if so appointed, may perform in more than one fiduciary capacity. 2.10 “Participant” means any of the individuals described in Section 3.1. 2.11 “Plan” means the John Bean Technologies Corporation Executive Severance Pay Plan. 2.12 “Plan Administrator” means the Compensation Committee of the Board, appointed by Sponsor to administer the Plan. 2.13 “Plan Year” means the period commencing each January 1 and ending on the following December 31. 3 2.14 “Sponsor” means John Bean Technologies Corporation. The term “Sponsor” shall also include any successor to John Bean Technologies Corporation if such successor adopts the Plan. 2.15 “Target Bonus” means the applicable percentage of annual actual base salary earnings for a Participant as determined by the Plan Administrator. 2.16 “Terminated Employee” means a former Employee who has experienced a termination within the meaning of Section 2.7. ARTICLE 3 PARTICIPATION AND ELIGIBILITY FOR BENEFITS 3.1 Plan Participants. Except as otherwise provided in this Section 3.1, the CEO and each Employee of Sponsor who is a direct report of the CEO and who is a party to an Executive Severance Agreement with Sponsor is eligible to participate in the Plan provided he or she meets each requirement under the Plan, as determined by the Plan Administrator. No individual may receive severance pay or benefits under the Plan if he or she is entitled to receive severance pay or benefits as of the individual’s Employment Termination Date pursuant to an agreement by and between Sponsor and such individual, including, but not limited to, pursuant to the Executive Severance Agreement. Notwithstanding anything in this Plan to the contrary, no individual is eligible under this Plan if he or she is party to an employment agreement with Sponsor which provides such individual with severance pay or benefits upon termination of employment with Sponsor. Sponsor reserves the right, in its discretion, to cover any additional positions or individuals under the Plan, under whatever terms and conditions that Sponsor shall elect. 3.2 General Benefits Award Requirement. A Terminated Employee shall be eligible to receive a Benefit under the Plan only upon an involuntary termination employment by Sponsor as provided in Section 2.7, other than as a result of a Change in Control. For purposes herein, a Change in Control shall have such meaning as is set forth in the Executive Severance Agreement executed by and between Employee and Sponsor. 3.3 Execution of a Separation Agreement. In order to be eligible to receive the Benefit under the Plan, the Participant must execute a Separation Agreement in such form and containing such terms as shall be required by the Plan Administrator from time to time, in its sole and absolute discretion, which terms shall include a waiver and release of claims and non- disclosure, non-solicitation and non-competition provisions. ARTICLE 4 CALCULATION OF SEVERANCE BENEFIT 4.1 Amount of Benefit. A Terminated Employee who has satisfied the requirements of Article 3 shall be entitled to receive the following benefits, as determined by the Plan Administrator:

4 (a) Severance Benefit Amount. The Terminated Employee shall receive an amount equal to fifteen (15) months of Base Salary and Target Bonus (with respect to a Terminated Employee who is the CEO and President, twenty-four (24) months of Base Salary and Target Bonus). (b) Target Bonus. The Terminated Employee shall receive a pro-rated payment of the Terminated Employee’s applicable annual Target Bonus (at target level) for the calendar year in which the Employee’s Employment Termination Date occurs. (c) COBRA Benefits. For each Terminated Employee who, upon such Employee’s Employment Termination Date, is enrolled in Sponsor’s Medical and Dental Insurance plans and, as a result is entitled to elect continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), Sponsor will pay to the Terminated Employee an amount equal to the Sponsor’s portion of the monthly premium for medical and dental coverage provided to the Terminated Employee as of his or her Employment Termination Date, multiplied by fifteen (15) (except with respect to a Terminated Employee who is the CEO and President, in which case it is multiplied by twenty-four (24), which the Terminated Employee may, but is not required to, use to pay for any elected COBRA coverage or other health care coverage. (d) Vacation Pay. The Terminated Employee shall receive a lump sum payment of the Terminated Employee’s earned and accrued, but unused vacation. (e) Long-Term Incentive Plan. Unvested time-based equity awards shall be adjusted for appropriate proration as of the termination date and will continue to vest according to the original vesting schedule of such awards. Performance-based equity awards may be prorated at the discretion of the CEO and the Compensation Committee of the Board of Directors, and any such awards that are prorated will continue to vest according to the original vesting schedule of such awards. (f) Outplacement Assistance. Sponsor shall reimburse the Terminated Employee for the reasonable cost of outplacement assistance obtained by the Terminated Employee within the twelve (12) month period immediately following the Employee’s Employment Termination Date; provided the maximum amount of outplacement assistance to be reimbursed will not exceed the amount to which the Terminated Employee is determined to be eligible for under the current outplacement services standard benefit plan; provided further, in order to be eligible to receive reimbursement, the Terminated Employee must submit the invoice for such assistance received within ninety (90) days following the date the Terminated Employee incurs such costs. Sponsor shall make the reimbursement within thirty (30) days following receipt of a timely submitted invoice that is eligible for reimbursement. (g) Financial Planning/Tax Preparation Assistance. Sponsor shall pay to the Terminated Employee a single lump sum payment of $20,000 LESS any amounts that Sponsor has previously reimbursed the Terminated Employee for financial planning/tax preparation assistance expenses in the calendar year in which the termination of employment occurs. The Terminated Employee may use this payment for financial planning/tax preparation assistance. 5 (h) Tax Treatment. Terminated Employees shall pay (and Sponsor shall be permitted to withhold) any and all federal, state and local taxes, if any, that are required by law to be paid with respect to the Benefits received. 4.2 Reductions. The Benefit payable hereunder shall be reduced by any and all payments required to be made by Sponsor under federal, state and local law. 4.3 Effect on At-Will Employment Relationship and on Other Benefits. Neither the Plan, nor any of its provisions, alters the at-will employment relationship between Employee and Sponsor. In addition, there shall not be drawn from the continued provision by Sponsor of any Benefit hereunder any implication of continued employment or of any continued right to accrue vacation days, paid holidays, paid sick days or other similar benefits normally associated with employment for any part of the period during or in respect of which a Benefit is payable under the Plan. 4.4 Benefits as Consideration for Waivers, Covenants and Releases. The Benefit provided hereunder, where applicable, shall constitute consideration for the release that a Terminated Employee is required to provide to Sponsor relating to prior employment by Sponsor. The Benefit provided hereunder, where applicable, shall also constitute consideration for any waiver by the terminated Employee, whether full or partial, and whether absolute or conditional, of any rights, claims, entitlement to relief or damages, or entitlement to seek imposition upon Sponsor of penalties, in connection with any contract, express or implied, or under any statute, regulation, rule, order, or similar promulgation by a governmental or quasi-governmental entity. In addition, the Benefit provided hereunder, where applicable, shall constitute consideration for any covenants or agreements contained in the Separation Agreement executed by the Terminated Employee in connection with this Plan. ARTICLE 5 METHOD AND DURATION OF BENEFIT PAYMENTS 5.1 Method of Payment. Except as otherwise provided in Article 4, a Participant’s Benefits shall be paid in the form of a single lump sum payment as soon as practicable after both (a) the Participant’s Employment Termination Date and (b) the date the Separation Agreement referenced in Section 3.3 becomes effective (as described below), but in no event beyond thirty (30) days from such date; provided, if any such Benefits constitute deferred compensation under Code Section 409A and are payable within a period that spans two calendar years, such Benefits shall be paid in the later calendar year; provided further that, if the Employee is deemed on the Employee’s Employment Termination Date to be a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code, any such Benefits that constitute deferred compensation under Code Section 409A and would otherwise be payable prior to the earlier of (i) the 6-month anniversary of the Employee’s Employment Termination Date and (ii) the date of the Employee’s death (the “Delay Period”) shall instead be paid in a lump sum immediately upon (and not before) the expiration of the Delay Period. For purposes herein, a Participant’s Separation Agreement shall not become effective unless and until the Participant timely executes the Separation Agreement on or before the date set forth in such agreement and does not subsequently timely revoke the Separation Agreement under applicable law. 6 5.2 Cessation of Benefit Payments. A Participant shall cease to participate in the Plan, and all Benefit payments shall cease, upon the occurrence of the earliest of: (a) Completion of the payment to the Participant of the entitled Benefit under Section 4.1; (b) Termination by the Plan Administrator of the Terminated Employee’s right to be a Participant upon discovery of the occurrence of a Disqualifying Event within the meaning of Section 2.5, whether or not such discovery occurs before the Employment Termination Date; or (c) The violation by the Terminated Employee of any of the provisions of this Plan, of provisions contained in the Separation Agreement executed by the Terminated Employee, including, but not limited to, obligations with respect to trade secrets and confidential information, and covenants not to solicit Sponsor employees, clients and prospective clients and covenants not to perform same for clients and prospective clients. ARTICLE 6 THE PLAN ADMINISTRATOR 6.1 Authority and Duties. It shall be the duty of the Plan Administrator, on the basis of information supplied to it by Sponsor, to determine the eligibility of each Terminated Employee to participate in the Plan, to calculate the Benefit to be paid to each Terminated Employee who has been selected by Sponsor to receive a severance pay award pursuant to Section 3.3, and to determine the manner and time of payment of the Benefit. Sponsor shall make such payments as are certified to it by the Plan Administrator to be due to Participants. The Plan Administrator shall have the full discretionary power and authority to construe, interpret and administer the Plan, to make Benefit eligibility determinations, to correct deficiencies in the Plan, and to supply omissions. All decisions, actions and interpretations of the Plan Administrator shall be final, binding and conclusive upon the parties, subject only to determinations by individuals appointed by the Board to review denied claims for Benefits. 6.2 Records, Reporting and Disclosure. The Plan Administrator shall keep all individual and group records relating to Participants and all other records necessary for the proper operation of the Plan. Such records shall be made available to Sponsor and to each Participant for examination during business hours, except that a Participant shall examine only such records as pertain exclusively to the examining Participant and to the Plan. The Plan Administrator shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code, and every other relevant statute, each as amended, and all regulations thereunder (except that Sponsor, as payor of the Benefits, shall prepare and distribute to the proper recipients all forms relating to withholding of income or wage taxes, Social Security contributions, and other amounts which may be similarly reportable). 7 ARTICLE 7 AMENDMENT AND TERMINATION 7.1 Amendment, Modification or Termination. The Board retains the right, at any time and from time to time, to amend, modify or terminate the Plan, including amendment or modification of any Appendices hereto, in whole or in part, for any reason, and without either the consent of or the prior notification to any Participant. Any such amendment may not cause the cessation and discontinuance of payments of a Benefit to any person or persons under the Plan. The Board shall have the right to delegate its authority and power hereunder, or any portion thereof, to any committee of the Board, and the right to rescind any such delegation in whole or in part. ARTICLE 8 DUTIES OF SPONSOR 8.1 Records. Sponsor shall supply to the Plan Administrator all records and information necessary to the performance of the Plan Administrator’s duties. 8.2 Payment. Sponsor shall make payments from its general assets to Participants formerly in its employ in accordance with the terms of the Plan, as directed by the Plan Administrator. ARTICLE 9 CLAIMS PROCEDURES 9.1 Application for Benefits. If a Terminated Employee believes he or she is eligible to receive a Benefit under the Plan he or she may apply for such Benefit by completing and filing with the Plan Administrator an application for Benefits on a form supplied by the Plan Administrator. Before the date on which Benefit payments commence, each such application must be supported by such information as the Plan Administrator deems relevant and appropriate. 9.2 Appeals of Denied Claims for Benefits. In the event that a claim for a Benefit is denied in whole or in part, the Terminated Employee shall be notified of such denial in writing by the Plan Administrator. The notice advising of the denial shall specify the reason or reasons for denial, make specific reference to pertinent Plan provisions, describe any additional material or information necessary for the Terminated Employee to perfect the claim (explaining why such material or information is needed), and shall advise the Terminated Employee of the procedure for the appeal of such denial. All appeals shall be made by the following procedure: (a) The Terminated Employee shall file with the Plan Administrator a notice appealing the denial. Such notice shall be filed within sixty (60) days of notification by the Plan Administrator of the claim denial, shall be made in writing, and shall set forth all of the facts upon which the appeal is based. Appeals not timely filed shall be barred.

8 (b) A determination of an appealed claim shall be accompanied by a written statement as to the reason or reasons therefor. The determination so rendered shall be final and binding upon all parties. ARTICLE 10 MISCELLANEOUS 10.1 Nonalienation of Benefits. (a) Except as provided in Subsection (b) of this Section 10.1, none of the payments, Benefits or rights of any Participant shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, Benefits and rights shall be free from attachment, garnishment, trustee’s process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any Benefit or any of the payments which he or she may expect to receive, contingently or otherwise, under the Plan. (b) Notwithstanding the provisions of Subsection (a) of this Section, any Benefit hereunder shall be subject to (1) offset by any claims of Sponsor against the Participant; (2) tax liens imposed thereon; and (3) the terms of any valid court order attaching thereto. 10.2 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included. 10.3 Heirs, Assigns, and Personal Representatives. The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant, present and future (except that no successor to Sponsor shall be considered a Plan Sponsor unless that successor adopts the Plan). 10.4 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. 10.5 Gender and Number. Except where clearly indicated otherwise by context, the masculine form of any word shall include the feminine and the neuter, the feminine form shall include the masculine and the neuter, the singular form shall include the plural, and the plural form shall include the singular. 10.6 Unfunded Plan. The Plan shall not be funded. No Participant shall have any right to, or interest in, any assets of Sponsor which may be applied to the payment of a Benefit hereunder. 10.7 Appendices. From time to time, Sponsor may elect to append provisions of limited duration to the Plan to govern what Sponsor determines to be special circumstances governing a substantial number of Employees. Each such Appendix, during the period stipulated 9 therein, shall be deemed a part of the Plan. Except as otherwise stated in any such Appendix applicable to any Employee or Terminated Employee, the rights of such Employee or Terminated Employee as stated in such Appendix shall supersede the rights provided under the Plan, the Benefit provided under such Appendix shall be in lieu of comparable or stipulated Benefits provided under the Plan, and there shall be no duplication of Benefits. 10.8 Lost Payees. A Benefit shall be deemed forfeited if the Plan Administrator is unable to locate a Participant to whom a Benefit is otherwise due. 10.9 Controlling Law. The Plan shall be construed and enforced according to federal law. In the absence of applicable federal law as to any issue, such issue shall be resolved in accordance with the laws of the State of Illinois. 10.10 409A Compliance. Notwithstanding any Plan provisions herein to the contrary and, to the extent applicable, the Plan shall be interpreted, construed and administered (including with respect to any amendment, modification or termination of the Plan) in such a manner so as to comply with the provisions of Code Section 409A and any related Internal Revenue Service guidance promulgated thereunder (including its exemptive provisions). IN WITNESS WHEREOF, and as evidence of the adoption of the Plan, as amended and restated, effective February 22, 2023, John Bean Technologies Corporation has caused the same to be executed this the 22nd day of February, 2023. JOHN BEAN TECHNOLOGIES CORPORATION By: /Shelley R.K. Bridarolli/ Shelley R.K. Bridarolli Its: Executive Vice President, Human Resources